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                                                                    EXHIBIT 10.8

STOCK ORDER FORM FOR FIRST CAPITAL BANCSHARES, INC.

Note: Before completing this form please read the Prospectus and the accompanying Stock Order Form Guide and Instructions.

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NUMBER OF SHARES
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    (1) Number of Shares         Price Per Share         (2) Total Amount Due
 -------------------------                             -------------------------
                             X      $10.00         =
 -------------------------                             -------------------------

The minimum number of shares that may be subscribed for is 100. The maximum any individual may subscribe for is 5% of the offering (25,000 shares based on the minimum offering of 500,000 shares).

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METHOD OF PAYMENT
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(3)      Please enclose a check, bank draft, or money order payable to THE
         BANKERS BANK, ESCROW AGENT FOR FIRST CAPITAL BANCSHARES, INC. for the total amount due.

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BROKER DEALER NAME AND ADDRESS
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(4)      If purchased through a broker/dealer, please list the name, address, and phone number of the broker dealer in the space provided.

Company Name:                                      City:
             ----------------------------------         -------------------------------------------

Broker Name:                                       State:                   Zip Code:
            -----------------------------------          -----------------           --------------

Street Address:                                    Phone Number:
               --------------------------------                 -----------------------------------

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STOCK REGISTRATION                    ONE OWNERSHIP PER STOCK ORDER FORM
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(5)      Form of stock ownership:

         [ ] Individual                   [ ] *Uniform Transfer to Minors    [ ] Partnership
         [ ] Joint Tenants                [ ] *Uniform Gift to Minors        [ ] IRA (Custodian Name and Signature Required)
         [ ] Tenants in Common            [ ] Corporation                    [ ] Fiduciary Trust (Under Agreement Dated _______)

                    *Minor's Social Security Number Required

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Name                                                                         Social Security or Tax I.D.
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Name                                                                         Daytime Telephone
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Street Address                                                               Evening Telephone
-----------------------------------------------------------------------------------------------------------------------------------
City                                State            Zip Code                State of Residence
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

OFFICE USE:  Date Received _______  Check # _______  Amount $_______  Order # _______  Category _______ Initials_______


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NASD AFFILIATION (This section only applies to those individuals who meet the delineated criteria.)
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     [ ] Check here if you are a member of the National Association of
Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation with Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box: (1) not to sell, transfer or hypothecate the shares subscribed for herein for a period of three months following the issuance, and (2) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.

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ACKNOWLEDGEMENTS
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By signing below:

1. I acknowledge receipt of the Prospectus dated __________________, 1999. I understand that I may not change or revoke my order once it is received by the Company and that my order shall survive my death or disability. I also certify that this stock order is for my account.

2.     I certify that:
       (i) the social security number or taxpayer identification number given herein is correct; and
       (ii)       I am not subject to backup withholding;

                  [If you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out Item (ii) above.]

3. I acknowledge that I have not waived any rights under the Securities Act of 1933 and the Securities Exchange Act of 1934.

4. I acknowledge that the Company has the right to accept or reject this order form in whole or in part, for any reason whatsoever.

5. I certify that I am a bona fide resident of the State indicated on the reverse side of this order form.

================================================================================

THIS FORM MUST BE SIGNED AND DATED. YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS.

When purchasing as a custodian, corporate officer, etc.; include your full title.

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Signature                                            Title (if applicable)                             Date
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1.
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2.
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3.
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

THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, OR ANY OTHER GOVERNMENTAL AGENCY.


       RETURN THIS FORM TO:   The Bankers Bank
                              ATTN:    William R. Burkett, Senior Vice President
                              2410 Paces Ferry Rd.
                              600 Paces Summit
                              Atlanta, Georgia  30339



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                     STOCK ORDER FORM GUIDE AND INSTRUCTIONS

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INSTRUCTIONS
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ITEMS 1 AND 2 - Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the Subscription Price of $10.00 per share. The minimum purchase is 100 shares.

The Company has reserved the right to reject any subscription received in the Offering, in whole or in part.

ITEM 3 - Payment for shares may be made by check, bank draft or money order made payable to "THE BANKERS BANK, ESCROW AGENT FOR FIRST CAPITAL BANCSHARES, INC." DO NOT MAIL CASH. Your funds will be returned promptly if the offering is terminated.

ITEM 4 - If purchasing through a broker/dealer please list the name, address, and phone number in this box.

ITEM 5 - The stock transfer industry has developed a uniform system of shareholder registrations that we will use in the issuance of the Company's common stock. Print the name(s) in which you want the shares registered and the mailing address of the registration. Include the first name, middle initial, and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.," "Mr.," "Dr.," "special account," etc.

SEE YOUR LEGAL OR FINANCIAL ADVISER IF YOU ARE UNSURE ABOUT THE CORRECT REGISTRATION OF YOUR STOCK.

INDIVIDUAL - The shares are to be registered in an individual's name only. You may not list beneficiaries for this ownership.

JOINT TENANTS - Joint tenants with right of survivorship identifies two or more owners. When shares are held by joint tenants with rights of survivorship, ownership automatically passes to the surviving joint tenant(s) upon the death of any joint tenant. You may not list beneficiaries for this ownership.

TENANTS IN COMMON - Tenants in common may identify two or more owners. When shares are held by tenants in common, upon the death of one co-tenant, ownership of the shares will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common. You may not list beneficiaries for this ownership.

INDIVIDUAL RETIREMENT ACCOUNT - Individual Retirement Account ("IRA") holders may make share purchases from their deposits through a pre-arranged "trustee-to-trustee" transfer. Shares may only be held in a self-directed IRA. The Company will not offer a self-directed IRA. The Subscription Agreement must be completed and executed by the IRA Custodian. Please contact the Sales Agent if you have any questions about your IRA account.

UNIFORM GIFT TO MINORS - For resident of many states, shares may be held in the name of a custodian for the benefit of a minor under the Uniform Transfers to Minors Act. For residents in other states, shares may be held in a similar type of ownership under the Uniform Gift to Minors Act of the individual states. For either type of ownership, the minor is the actual owner of the shares with the adult custodian being responsible for the investment until the child reaches legal age.

On the first line, print the first name, middle initial, and last name of the custodian, with the abbreviation "CUST" and "Unif Tran Min Act" or "Unif Gift Min Act" after the name. Print the first name, middle initial, and last name of the minor on the second "NAME" line. Standard U.S. Postal Service state abbreviations should be used to describe the



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appropriate state. For example, shares held by John Doe as custodian for Susan
Doe under the Ohio Transfer to Minors Act will be abbreviated John Doe, CUST Susan Doe Unif Tran Min Act. OH. USE THE MINOR'S SOCIAL SECURITY NUMBER. Only one custodian and one minor may be designated.

CORPORATION/PARTNERSHIP - Corporations/Partnerships may purchase shares. Please provide the Corporation's/Partnership's legal name and Tax I.D.

FIDUCIARY/TRUST - Generally, fiduciary relationships (such as trusts, estates, guardianships, etc.) are established under a form of trust agreement or pursuant to a court order. Without a legal document establishing a fiduciary relationship, your shares may not be registered in a fiduciary capacity.

On the first "NAME" line, print the first name, middle initial, and last name of the fiduciary if the fiduciary is an individual. If the fiduciary is a corporation, list the corporate title on the first "NAME" line. Following the name, print the fiduciary "title" such as trustee, executor, personal representative, etc.

On the second "NAME" line, print either the name of the maker, donor, or testator OR the name of the beneficiary. Following the name, indicate the type of legal document establishing the fiduciary relationship (agreement, court order, etc.). In the blank after "Under Agreement Dated," fill in the date of the document governing the relationship. The date of the document need not be provided for a trust created by a will.

An example of fiduciary ownership of stock in the case of a trust is: "John D. Smith, Trustee for Thomas A. Smith Trust Under Agreement Dated June 9, 1987."



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